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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): August 22, 2003


                             EXXON MOBIL CORPORATION
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             (Exact name of registrant as specified in its charter)


         New Jersey                    1-2256                13-5409005
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(State or other jurisdiction  (Commission File Number)  (IRS Employer
     of incorporation)                                   Identification No.)




         5959 Las Colinas Boulevard
              Irving, Texas                             75039-2298
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  (Address of principal executive offices)             (Zip Code)




       Registrant's telephone number, including area code: (972) 444-1000


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          (Former name or former address, if changed since last report)

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     ITEM 5.  Other Events



     On August 22, 2003, the Ninth Circuit Court of Appeals once again ordered the U.S. District Court for the District of Alaska to reconsider the punitive damage award related to the Exxon Valdez grounding. On December 6, 2002, the District Court reduced the punitive damages award from $5 billion to $4 billion, after the Ninth Circuit vacated the original $5 billion award. Both the plaintiffs and ExxonMobil appealed that decision to the Ninth Circuit. The Ninth Circuit panel has now vacated the District Court's $4 billion punitive damage award and has sent the case back for the District Court to reconsider its decision in light of the recent U.S. Supreme Court decision in Campbell v. State Farm.








































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                                   SIGNATURE




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    EXXON MOBIL CORPORATION



Date:  August 26, 2003              By:  /s/ Donald D. Humphreys
                                         _____________________________________
                                         Name:  Donald D. Humphreys
                                         Title: Vice President, Controller and
                                                Principal Accounting Officer

































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